UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SANARA MEDTECH INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1200 Summit Ave

Suite 414

Fort Worth, Texas 76102

(817) 529-2300

April 21, 2023

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Sanara MedTech Inc., a Texas corporation (the “Company”). The Annual Meeting will be held on Thursday, June 1, 2023, at 10:00 a.m. Central Time. In order to facilitate shareholder attendance and participation, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

To participate in the Annual Meeting virtually via the Internet, you must register in advance at https://stctransfer.zoom.us/webinar/register/WN_m3H1HdLMQqmaabgUpHKelQ prior to the deadline of May 31, 2023 at 8:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the Annual Meeting. You will not be able to attend the Annual Meeting in person. Enclosed are the Notice of Annual Meeting of Shareholders and the Proxy Statement, which describe the business that will be acted upon at the Annual Meeting, as well as our 2022 Annual Report, which includes our audited financial statements, and your proxy card, which contains instructions for how to vote.

Your vote is very important, regardless of the number of shares of our voting securities that you own. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, email or facsimile, or by signing, dating and returning the enclosed proxy card. Whether or not you expect to attend the virtual Annual Meeting, please read the enclosed Proxy Statement carefully, and then vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the virtual Annual Meeting and vote your shares. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting. Only shareholders who held shares at the close of business on the record date, April 17, 2023, may vote at the Annual Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting virtually. Thank you for your support of our company. I look forward to your virtual participation at the Annual Meeting.

Sincerely,

/s/ Ronald T. Nixon
Ronald T. Nixon
Executive Chairman

SANARA MEDTECH INC.

1200 Summit Ave

Suite 414

Fort Worth, Texas 76102

(817) 529-2300

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 1, 2023

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Sanara MedTech Inc., a Texas corporation (the “Company”), will be held electronically as a virtual meeting on June 1, 2023, at 10:00 a.m. Central Time, to be conducted in a virtual format only via live audio webcast.

To participate in the Annual Meeting virtually via the Internet, you must register in advance at https://stctransfer.zoom.us/webinar/register/WN_m3H1HdLMQqmaabgUpHKelQ prior to the deadline of May 31, 2023 at 8:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including the link that will allow you access to the Annual Meeting. There is no physical location for the Annual Meeting.

At the Annual Meeting, shareholders will consider and act on the following items:

(1)	the election of eight directors to serve as directors on the Board of Directors with terms expiring at our 2024 annual meeting of shareholders or until their successors have been duly elected and qualified;
(2)	the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
(3)	the approval, on an advisory basis, of the compensation of our named executive officers; and
(4)	such other business as may arise and that may properly be conducted at the Annual Meeting or any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on April 17, 2023 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered shareholders entitled to vote at the Annual Meeting will be available for inspection at our headquarters during regular business hours for at least ten (10) calendar days prior to the Annual Meeting. The list will also be available during the Annual Meeting for inspection by shareholders. If you would like to review the list, please contact our Investor Relations department by emailing IR@sanaramedtech.com.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to virtually attend the Annual Meeting or any postponement(s) or adjournment(s) of the Annual Meeting, please vote in advance of the Annual Meeting via the Internet, email or facsimile, or by completing, dating, and signing the proxy card and returning it promptly in the enclosed prepaid envelope, in order to ensure that your shares will be represented at the Annual Meeting. The enclosed Proxy Statement and proxy card each contain detailed voting instructions for voting your shares by Internet or by mail.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting virtually and vote during the meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 1, 2023:

As permitted by the “Notice and Access” rules of the Securities and Exchange Commission, we are making this notice and the accompanying proxy statement, proxy card and 2022 Annual Report available to shareholders electronically via the Internet at the following website: http://onlineproxyvote.com/SMTI/.

By Order of the Board of Directors,

Ronald T. Nixon
Executive Chairman

April 21, 2023

i

SANARA MEDTECH INC.

1200 Summit Ave

Suite 414

Fort Worth, Texas 76102

(817) 529-2300

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 1, 2023

Unless the context otherwise requires, references in this proxy statement (the “Proxy Statement”) to “Sanara MedTech,” “Sanara,” “the Company,” “our,” “us,” or “we” refer to Sanara MedTech Inc., a Texas corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Sanara MedTech Inc. to be voted at the 2023 annual meeting of shareholders of the Company (the “Annual Meeting”) to be held on June 1, 2023, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any postponement(s) or adjournment(s) of the Annual Meeting. The Notice of Internet Availability of Proxy Materials, or this Proxy Statement and the accompanying proxy card, Notice of Annual Meeting of Shareholders and Annual Report for the year ended December 31, 2022 (the “Annual Report”), as applicable, are expected to be first sent or given to shareholders on or about April 24, 2023.

The executive offices of the Company are located at, and the mailing address of the Company is, 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of printed proxy materials?

In accordance with rules promulgated by the SEC, instead of mailing a printed copy of our proxy materials to all of our shareholders, we have elected to furnish such materials to selected shareholders by providing access to these documents over the Internet. Accordingly, on or about April 24, 2023, we will provide a Notice of Internet Availability of Proxy Materials (the “Notice”) to selected shareholders of record and beneficial owners. These shareholders will have the ability to access the proxy materials on a website referred to in the Notice or to request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the printing and distribution of our proxy materials.

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What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice, which include the following:

(1)	the election of eight directors to the Board, to serve until our 2024 annual meeting of shareholders or until their successors are duly elected and qualified (“Proposal 1”);
(2)	the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 2”);
(3)	the approval, on an advisory basis, of the compensation of our named executive officers (“Proposal 3”); and
(4)	such other business as may arise that may properly be conducted at the Annual Meeting or any postponement(s) or adjournment(s) thereof.

Management will also be available to respond to questions from shareholders. To promote fairness, efficient use of the Company’s resources and ensure the most pertinent shareholder questions are able to be addressed, questions should be submitted in advance of the Annual Meeting. Please submit your questions by email to IR@sanaramedtech.com, prior to 5:00 p.m. Central Time on May 30, 2023. If time allows, management will also consider questions submitted by shareholders during the Annual Meeting, which may be submitted by clicking on the Q&A icon on the toolbar at the bottom of the virtual meeting webpage.

What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, SEC rules allow us to send only one Notice or set of proxy materials, as applicable, to that address, unless we received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate Notice or set of proxy materials in the future, he or she may contact us at Sanara MedTech Inc., 1200 Summit Ave, Fort Worth, Texas 76102, Attn: Investor Relations, by calling (713) 826-0524 or emailing IR@sanaramedtech.com. Eligible shareholders of record receiving multiple copies of the Notice or proxy materials, as applicable, can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or proxy materials, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address, phone number or email set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Why have a virtual meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. Hosting a virtual meeting enables increased shareholder attendance and participation because shareholders can participate from any location around the world.

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What do I need to do to attend the virtual Annual Meeting?

We will be hosting the Annual Meeting online via live audio webcast. A summary of the information you need to attend the Annual Meeting online is provided below:

Record Holders. If you were a shareholder of record (i.e., you held your shares through book entry or a certificate registered in your name) on April 17, 2023, you may virtually attend the Annual Meeting, but you must first register to do so by visiting: https://stctransfer.zoom.us/webinar/register/WN_m3H1HdLMQqmaabgUpHKelQ. You will then be directed to a screen where you will enter your registered name as found on the Notice or proxy card along with your email address. Upon completion of registration, you will receive an automated email confirming your registration, which will include a link to access the virtual Annual Meeting, the meeting passcode, and further instructions for joining the meeting. If you are a shareholder of record and you have misplaced your Notice or proxy card, or encounter any issues or difficulties with registration, please call Securities Transfer Corporation at (469) 633-0101.

The live webcast of the Annual Meeting will begin promptly at 10:00 a.m. Central Time on June 1, 2023. You may join the Annual Meeting by accessing the Internet site provided to you at registration and entering the passcode provided in your confirmation email. Online access to the webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for our shareholders to log in and test their devices’ audio system. We encourage our shareholders to access the meeting in advance of the designated start time.

Beneficial Owners. If you were a beneficial owner on April 17, 2023 (i.e., you held your shares in “street name” through an intermediary, such as a broker, bank or other nominee), you must register as described in the preceding paragraph for record holders and must provide proof of ownership of your shares by email to Securities Transfer Corporation at info@stctransfer.com. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership. Requests for registration and submission of proof of ownership should be labeled as “SMTI Registration” and must be received by Securities Transfer Corporation no later than 8:00 p.m. Central Time on May 31, 2023. If you have questions, please call Securities Transfer Corporation at (469) 633-0101.

What is the record date and what does it mean?

The record date to determine the shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 17, 2023 (the “Record Date”). The Record Date was established by the Board. On the Record Date, 8,387,027 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the shareholders?

Each holder of common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Annual Meeting. Our Certificate of Formation, as amended, prohibits cumulative voting rights for the election of directors.

The presence, in person or by proxy, of the holders of a majority of the voting power of the shares entitled to vote at the Annual Meeting is necessary and sufficient to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote at the meeting may adjourn the meeting from time to time to another place, if any, date or time. For the purposes of this virtual Annual Meeting, presence “in person” is satisfied by attending the virtual meeting online by following the instructions included in your Notice.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares. The proxy materials will be sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” The proxy materials will be forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 or Proposal 3. Your broker has discretionary authority to vote your stock with respect to Proposal 2. Therefore, if you do not provide voting instructions to your broker regarding Proposal 2, your broker will be permitted to vote your stock at its discretion.

3

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person by virtually attending the Annual Meeting, or to vote by proxy, you may choose one of the following methods to vote your shares:

●	Voting at the Annual Meeting

You will have the right to vote during the Annual Meeting at http://onlineproxyvote.com/SMTI. This is a separate website from the page that you will access to attend the virtual Annual Meeting, but the voting site will only record votes cast during the meeting from shareholders in attendance at the Annual Meeting.

If you are a shareholder of record, you will need to enter the 16-digit control number received with the Notice or your proxy card to vote at our Annual Meeting. If you are a beneficial owner, then to vote at the Annual Meeting you will need to obtain a special proxy from your broker, bank or other nominee that will allow you to separately vote your shares. If you desire to vote during the Annual Meeting, please be sure to contact your broker, bank or other nominee to obtain your special proxy in advance of the Annual Meeting and submit the special proxy to Securities Transfer Corporation at info@stctransfer.com to receive a 16-digit control number to vote during the Annual Meeting. Please be advised that obtaining a special proxy may take several days, and all submissions of special proxies must be received by Securities Transfer Corporation no later than 5:00 p.m. Central Time on May 31, 2023, in order to allow adequate time for your request to be processed.

Even if you plan to attend our Annual Meeting remotely, we recommend that you also submit your proxy by voting in advance as described above so that your vote will be counted if you later decide not to attend our Annual Meeting. The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

●	Vote on the Internet

If you are a shareholder of record, you may submit your proxy by going to http://onlineproxyvote.com/SMTI and following the instructions provided in your Notice or proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m. Central Time on May 31, 2023.

●	Vote by Facsimile or Email

If you received or requested printed copies of the proxy materials by mail, you may sign, date and submit your proxy card by facsimile to (469) 633-0088, or sign, date, scan and email your scanned proxy card to proxyvote@stctransfer.com until 11:59 p.m. Central Time on May 31, 2023.

●	Vote by Mail

If you received or requested printed copies of the proxy materials by mail, you may choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a shareholder of record, please mail your completed proxy card to Securities Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, Texas 75093, Attention: Proxy Department. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. Central Time on May 31, 2023.

4

The proxy is fairly simple to complete, with specific voting instructions included on the proxy card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Zachary B. Fleming and Michael D. McNeil to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy, but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold some or all of your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?”

Who counts the votes?

All votes will be tabulated by Securities Transfer Corporation, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares during the Annual Meeting?

Yes. If you are a shareholder of record, you may vote your shares during the virtual meeting by following the instructions under “How do I vote my shares?”

If you hold your shares in “street name,” you may vote your shares during the virtual meeting by obtaining a special voting proxy in advance of the Annual Meeting and following the instructions under “How do I vote my shares?”

Even if you currently plan to attend the Annual Meeting virtually, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote “for” all of the director nominees or may “withhold” your vote as to one or more director nominees;
Proposal 2:	You may vote “for”, “against” or “abstain” with respect to the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
Proposal 3:	You may vote “for”, “against” or “abstain” with respect to the approval, on an advisory basis, of the compensation of our named executive officers.

5

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1:	“FOR” the election of each of the director nominees;
Proposal 2:	“FOR” the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
Proposal 3:	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR”	the election of each of the director nominees under Proposal 1;

“FOR”	the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 under Proposal 2; and

“FOR”	the approval, on an advisory basis, of the compensation of our named executive officers under Proposal 3.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except with respect to Proposal 2. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy by any of the following means:

●	Virtually attending the Annual Meeting and voting again online during the Annual Meeting. Your virtual attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares online during the Annual Meeting to revoke your proxy.
●	Completing and submitting a new valid proxy bearing a later date by 11:59 p.m. Central Time on May 31, 2023.
●	Voting again on a later date via the Internet, email or facsimile (only your latest proxy that is submitted prior to the Annual Meeting will be counted) by 11:59 p.m. Central Time on May 31, 2023.
●	Giving written notice of revocation to the Company, addressed to Michael D. McNeil, the Company’s Chief Financial Officer, at the Company’s address above, which notice must be received before 5:00 p.m. Central Time on May 31, 2023. If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the eight director nominees who receive the most votes will be elected. Assuming the presence of a quorum, with respect to Proposal 2 and Proposal 3, the vote of the holders of a majority of the shares entitled to vote that are actually voted for, against or expressly abstained on such proposals is required to approve such proposals. Votes with respect to Proposal 3 are advisory only and will not be binding on the Company or the Board. However, the Board, which is responsible for designing and administering our executive compensation program, will carefully review the voting results of shareholders and take such results into consideration when making future decisions regarding executive compensation.

6

How are abstentions and broker non-votes treated?

Any shareholder who is present at the Annual Meeting, either in person, which would include virtual attendance at the Annual Meeting, or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting, but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to Proposal 1 and Proposal 3. See “What is a broker non-vote?”

Abstentions will not be counted as a vote in the election of directors and therefore will have no effect on the outcome of the vote with respect to Proposal 1. An affirmative abstention will have the same effect as a vote “against” Proposal 2 and Proposal 3. Brokers who have not received voting instructions from the beneficial owner do not have discretionary authority to vote on Proposal 1 or Proposal 3. Therefore, broker non-votes will not be considered in the vote totals with respect to Proposal 1 and Proposal 3 and will have no effect on the outcome of the vote with respect to such proposals. Broker non-votes are not applicable to Proposal 2 because your broker has discretionary authority to vote your shares of common stock with respect to such proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

The Board is asking for your proxy and we will pay all of the costs of asking for shareholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, email or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Chief Financial Officer, Michael D. McNeil, at 817-529-2300.

7

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, our shareholders will consider and vote upon the election of the Director Nominees (as defined below), to serve as directors. If elected, these Director Nominees will serve for a one-year term that will expire at our 2024 annual meeting of shareholders or until his or her successor is elected and qualified.

The Board has nominated eight directors, Ronald T. Nixon, Robert A. DeSutter, Roszell Mack III, Eric D. Major, Sara N. Ortwein, Ann Beal Salamone, James W. Stuckert and Eric D. Tanzberger, for election at the Annual Meeting by the shareholders (collectively, the “Director Nominees” and each, a “Director Nominee”).

Our Board did not nominate Kenneth E. Thorpe, who currently serves on our Board, to stand for re-election when his current term expires at the Annual Meeting. We are grateful to have benefitted from Mr. Thorpe’s expertise, valuable business insights and strong commitment to the Company and our shareholders. Mr. Thorpe’s departure from the Board is not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Board, upon recommendation of the nominating and corporate governance committee, has nominated Eric D. Major as a new Director Nominee to serve on our Board. The Board believes that Mr. Major is an excellent addition to the Board and further enhances the diversity of backgrounds and expertise in the boardroom. Mr. Major’s nomination was informed by the Board’s continued focus on its composition and its annual evaluation process, which ensures the appropriate balance of skills, diversity, experience and tenure in light of our business needs. See “Director Nominations” below for more information on our director nomination process.

If a quorum is present, the Director Nominees will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The eight Director Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of common stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight Director Nominees. Should any Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Director Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Director Nominee will be unable to serve.

The Board believes that each Director Nominee possesses personal and professional integrity, good judgment, a high level of ability and business acumen.

Directors and Director Nominees

The following table sets forth the name, position, age and year first elected, if applicable, for the directors currently serving on our Board and the Director Nominees:

Name	Position and Offices	Age	Year First Elected
Ronald T. Nixon	Executive Chairman	67	2019
Robert A. DeSutter	Director	54	2020
Roszell Mack III	Director	56	2022
Eric D. Major(1)	—	53	—
Sara N. Ortwein	Director	64	2020
Ann Beal Salamone	Director	72	2019
James W. Stuckert	Director	85	2015
Eric D. Tanzberger	Director	54	2022
Kenneth E. Thorpe(2)	Director	66	2019

(1)	The Board, upon recommendation of the nominating and corporate governance committee, has nominated Eric D. Major as a new Director Nominee to serve on our Board.
(2)	Our Board did not nominate Kenneth E. Thorpe, who currently serves on our Board, to stand for re-election when his current term expires at the Annual Meeting.

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The biographies of our current directors and Director Nominees are as follows:

Ronald T. Nixon, age 67, has been a director of the Company since March 2019 and has served as Executive Chairman of the Board since May 2019. As Executive Chairman, he has been involved in strategic planning, execution and identifying prospective partnerships and acquisition opportunities for the Company. Mr. Nixon is the Founder and Managing Partner of The Catalyst Group, Inc. (“Catalyst”), a private investment firm that provides growth capital and strategic advisory services to private companies. Mr. Nixon serves on the board of directors of LHC Group, Inc. as well as a number of private companies, including Superior Plant Rentals LLC, Rochal Industries, LLC (“Rochal”), Next Level Medical LLC and Aviditi Advisors LLC. Mr. Nixon also serves on the Engineering Advisory Board for the Cockrell School of Engineering at the University of Texas at Austin. Mr. Nixon holds a Bachelor’s degree in Mechanical Engineering from the University of Texas at Austin and is a registered professional engineer (inactive) in Texas. We believe that Mr. Nixon’s extensive experience with acquisitions and the capital markets contributes greatly to the composition of the Board and its ability to oversee the Company’s strategic growth strategy.

Robert A. DeSutter, age 54, is a managing director in Piper Sandler healthcare investment banking. Mr. DeSutter has over 30 years of investment banking experience. He served as healthcare global group head from 2003 to 2018. Mr. DeSutter has decades of medical technology transaction experience on numerous buy and sell-side, friendly and hostile, strategic and financial buyer and public and private deals on a global basis. Mr. DeSutter has completed financing transactions involving public and private equity, convertible debt and senior/sub debt. Mr. DeSutter was an investor and Board member for his family’s sporting goods business, Great Plains Sporting Goods LLC, from 2002 to 2009, which ultimately sold to a public company. Mr. DeSutter is a graduate of the University of Minnesota Carlson School of Management and the University of Virginia’s Darden Graduate School of Business. Recognized as a global leader in healthcare investment banking, we believe that Mr. DeSutter is an invaluable contributing member of the Board.

Roszell Mack III, age 56, has been the President and Managing Member of Mack & Co., LLC, a multi-family office and independent advisory firm since 2010. Prior to forming Mack & Co., Mr. Mack co-founded Ascend Venture Group, LLC, a technology focused venture capital firm. Prior to the formation of Ascend, Mr. Mack was an investment banker for more than a decade with Goldman Sachs and Salomon Smith Barney where he worked on the origination, structuring and execution of mergers and acquisitions, capital raising and private placement transactions for institutional clients. Mr. Mack earned a Bachelor of Arts (Engineering Sciences, Chemical) degree from Yale University and a Master of Business Administration degree from Harvard Business School. We believe Mr. Mack’s venture capital, investment banking and other financial expertise make him a valuable contributor to the Board.

Eric D. Major, age 53, has more than 30 years of experience in the medical technology industry as an entrepreneur, CEO, Chairman, board member and investor. Mr. Major’s experience includes startup development, early-stage funding, venture capital, private equity, IPO, public company management, public and private board leadership, global operations, M&A, and integration strategy and management. Mr. Major has raised over $1.0 billion in private and public capital and led over $2.0 billion in acquisitions. Mr. Major was the President of Stryker Spine from 2018 to 2021. Mr. Major joined Stryker as part of its 2018 $1.4 billion acquisition of K2M, a MedTech company Eric founded in 2004 and took public in 2014. At K2M, Mr. Major served as the company’s Chairman, President, and CEO. Under his leadership, K2M grew from a start-up to a portfolio of over 100 unique products protected by 750 patents. K2M operated in over 40 countries during the company’s 14 straight years of uninterrupted revenue growth. Upon joining Stryker, Mr. Major led the global strategy and integration of K2M and Stryker Spine delivering top and bottom-line growth in the business. Prior to K2M Mr. Major was the founder of a MedTech company, American OsteoMedix, which he started in 1998 and sold to Interpore Cross in 2001. Mr. Major is also an active member of the medical device industry and has served on the Board of Directors of the Medical Device Manufacturers Association, as well as the AdvaMed CEO Advisory Council. We believe Mr. Major’s public company, M&A and industry experience will make him a valuable contributor to the Board.

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Sara N. Ortwein, age 64, retired from ExxonMobil in March 2019, after a thirty-eight-year career. Ms. Ortwein has been engaged in personal investing activities since March 2019. Prior to retiring, she was president of XTO Energy, a subsidiary of ExxonMobil, from November 2016 through February 2019 and was responsible for ExxonMobil’s unconventional oil and gas business. Ms. Ortwein also served in various roles including president of ExxonMobil Upstream Research Company, senior manager within ExxonMobil’s U.S. production operations, and corporate upstream advisor to senior management at ExxonMobil’s headquarters in Irving, Texas. Ms. Ortwein earned a Bachelor of Science degree in civil engineering at the University of Texas at Austin before joining Exxon Company, U.S.A. in 1980. We believe that Ms. Ortwein’s extensive leadership experience with a top five global company contributes greatly to the composition of the Board.

Ann Beal Salamone, M.S., age 72, has been a director of the Company since August 2019. Ms. Salamone is a co-founder of Rochal and has served as its chairman since September 2019, prior to which she served as its president from 1986 to September 2019. Ms. Salamone has been a consultant to the Company since the Company’s acquisition of assets from Rochal in July 2021. She is one of the principal inventors of Rochal’s liquid bandages, antimicrobial compositions and skin regeneration products for burn and wound treatment, and she is a principal inventor and participant in the development of products for electronics, water purification, personal care and healthcare. Ms. Salamone is co-founder, President, and board member of Rochal Partners LLP (since December 2014) which is not affiliated with the Company. Ms. Salamone has co-founded six companies and invested in and served on the board of directors of several private entrepreneurial companies. Ms. Salamone is a member of the National Academy of Engineering and The Academy of Medicine, Engineering & Science of Texas. We believe that Ms. Salamone’s medical research and development background, along with her company leadership experience provides a valuable scientific and business perspective to the Board.

James W. Stuckert, age 85, has been a director of the Company since September 2015. He has been engaged in personal investing activities since 2004. Mr. Stuckert served as Chairman and Chief Executive Officer of J.J.B. Hilliard, W.L. Lyons, LLC from December 1995 until December 2003, prior to which he served in executive and broker positions from 1963. J.J.B. Hilliard, W.L. Lyons, LLC is a full-service financial asset management firm headquartered in Louisville, Kentucky. Mr. Stuckert was an initial investor and served 24 years on the board of directors of Royal Gold, Inc. He previously has served as chairman of SenBanc Fund; a director of DataBeam, Inc.; a board member of the Securities Industry Association and chairman of its regional firms committee; and a past member of the nominating committee of the New York Stock Exchange. Mr. Stuckert has served as a member of the board of trustees of the University of Kentucky and as chairman of its Finance Committee and as chairman of its Presidential Search Committee. He has also served as chairman of a local hospital’s investment committee. Mr. Stuckert earned a bachelor’s degree in Mechanical Engineering and a Master of Business Administration degree from the University of Kentucky. We believe that Mr. Stuckert’s experience as an accomplished CEO, along with his many years of experience serving as a member of numerous company boards make him a valuable contributor to the Board.

Eric D. Tanzberger, age 54, has been the Senior Vice President and Chief Financial Officer of Service Corporation International (“SCI”) since June 2006. Mr. Tanzberger joined SCI in August 1996 and held various management positions prior to being promoted to Corporate Controller in August 2002. He also held the position of Treasurer from 2007 until 2017. Before joining SCI, Mr. Tanzberger served as Assistant Corporate Controller at Kirby Marine Transportation Corp., an inland waterway barge and tanker company. He also served at Coopers and Lybrand LLP. Mr. Tanzberger is a member of the Executive Committee of the Board of Trustees, Audit Committee Chair and the 2022-23 Campaign Chair of the United Way of Greater Houston. Mr. Tanzberger holds a Bachelor of Business Administration from the University of Notre Dame. We believe Mr. Tanzberger’s robust management experience and financial expertise make him a valuable contributor to the Board.

Kenneth E. Thorpe, Ph.D., age 66, has been a director of the Company since August 2019. He has been the Robert W. Woodruff Professor and Chair of the Department of Health Policy & Management of the Rollins School of Public Health of Emory University in Atlanta, Georgia since 1999. From 1983 to 1999 he held faculty positions in the public health departments at Tulane University, the University of North Carolina at Chapel Hill, Harvard University and Columbia University. Since 2007 Dr. Thorpe has served as Chairman of the Partnership to Fight Chronic Disease. He served on the board of directors of LHC Group, Inc. in 2010; was a consultant in the Governor’s Office and Legislature of West Virginia in 2011; and was Co-Chair of the Partnership for the Future of Medicare in 2013. From 1993 to 1995, Dr. Thorpe served as Deputy Assistant Secretary for Health Policy in the U.S. Department of Health and Human Services where he coordinated all financial estimates and program impacts of the Clinton administration’s healthcare reform proposals. In 1991 he was awarded the Young Investigator Award as the most promising health services researcher in the country under age 40 by the Association for Health Services Research. He has authored multiple articles and books on healthcare financing, insurance and healthcare reform. Dr. Thorpe received his Bachelor of Arts degree from the University of Michigan, Master of Arts degree from Duke University, and Ph.D. from the Rand Graduate School. We believe that Dr. Thorpe’s nationally recognized expertise in health policy and value-based purchasing strategies has provided valuable insight to the Board.

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Board Diversity

In accordance with The Nasdaq Stock Market LLC (“Nasdaq”) Listing Rule 5606, the following chart sets forth certain self-identified personal demographic characteristics of our directors as of April 29, 2022 and April 21, 2023.

Total Number of Directors	8

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6	—	—

Part II: Demographic Background
African American or Black	—	1	—	—
White	2	5	—	—

Family Relationships

There are no agreements or understandings between our current directors, Director Nominees and executive officers or any other person pursuant to which they were selected as a director, Director Nominee or executive officer. In addition, there are no family relationships between any of our directors, Director Nominees and executive officers.

Required Vote and Board Recommendation

If a quorum is present, the eight Director Nominees receiving the highest number of votes will be elected as directors.

The Board recommends that you vote “FOR” each Director Nominee.

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CORPORATE GOVERNANCE

Sanara MedTech, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct, and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Conduct

The Company adopted a Code of Ethics and Business Conduct (“Code of Ethics”) applicable to all directors, officers and employees. The Code of Ethics addresses, among other things, honest and ethical conduct, conflicts of interest, business opportunities, fair dealing, confidentiality and disciplinary measures. The Code of Ethics can be found on the Company’s website at www.sanaramedtech.com under the Investor Relations tab. We intend to disclose any amendments to our Code of Ethics on our website at www.sanaramedtech.com under the Investor Relations tab.

Board Composition

Our Certificate of Formation and Bylaws provide that the Board will consist of at least one and no more than eight directors, with the authorized number of directors to be fixed from time to time by resolution adopted by the Board. The Board currently consists of eight directors. Any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by an affirmative vote of at least a majority of the remaining directors then in office, even if less than a quorum of the Board. Directors are elected by the plurality vote of our shareholders at each of our annual meetings.

We have no formal policy regarding Board diversity. The Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our financial condition and results of operations and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our shareholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Director Independence

We are currently listed on the Nasdaq Capital Market and therefore rely on the definition of “independence” set forth in the Nasdaq Listing Rules (the “Nasdaq Listing Rules”). Under the Nasdaq Listing Rules, independent directors must comprise a majority of a listed company’s board of directors, subject to specified exceptions and certain phase-in periods available to companies that do not yet have a class of common stock registered under the Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, we have determined that Robert A. DeSutter, Roszell Mack III, Sara N. Ortwein, James W. Stuckert, Eric D. Tanzberger and Kenneth E. Thorpe have no material relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Listing Rules. In addition, we have determined that Eric D. Major, who is standing for election as a director for the first time at the Annual Meeting, will be an “independent director” as that term is defined in the Nasdaq Listing Rules.

Board Committees, Meetings and Attendance

During 2022, the Board held five meetings and acted four times by unanimous written consent. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of shareholders, either in person or by teleconference. During 2022, each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member. All eight of our directors attended our 2022 annual meeting of shareholders.

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The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by the Board. The current charter of each of these committees is available on our website at www.sanaramedtech.com in the Corporate Governance section under the Investor Relations tab.

As of April 21, 2023, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Mr. DeSutter	Member	Member	Chair
Mr. Mack	Member
Ms. Ortwein		Chair	Member
Mr. Stuckert	Member		Member
Mr. Tanzberger	Chair
Mr. Thorpe	Member	Member	Member

Audit Committee

We have a standing audit committee established within the meaning of Section 3(a)(58)(A) of the Exchange Act. Our audit committee consists of Mr. DeSutter, Mr. Mack, Mr. Stuckert, Mr. Thorpe and Mr. Tanzberger, with Mr. Tanzberger serving as chairman. Our Board has determined that each of Mr. DeSutter, Mr. Mack, Mr. Stuckert, Mr. Tanzberger and Mr. Thorpe are independent under the Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. Our Board has also reviewed the education, experience and other qualifications of each member of the audit committee and determined that each member can read and understand fundamental financial statements in accordance with applicable requirements of the Nasdaq Listing Rules and the SEC. The Board has also determined that each of Mr. DeSutter and Mr. Tanzberger qualifies as an “audit committee financial expert” as defined by the applicable rules of the SEC.

The functions of the audit committee include, among other things:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements and prepare or issue an audit report;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our annual and quarterly financial statements, as well as all internal control reports;

●	establishing and overseeing procedures for employees to submit concerns confidentially and anonymously about questionable accounting or auditing matters;

●	reviewing our policies on risk assessment and risk management, including our major financial risk exposures and cybersecurity risks;

●	reviewing and approving related-party transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, to be provided by the independent registered public accounting firm.

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During the fiscal year ended December 31, 2022, the audit committee met four times and all members of the audit committee attended each meeting, such that each audit committee member attended at least seventy-five percent (75%) of the meetings held.

Compensation Committee

Our compensation committee was established by unanimous written consent of the Board on October 16, 2020. The compensation committee consists of Mr. DeSutter, Ms. Ortwein and Mr. Thorpe, with Ms. Ortwein serving as the chair. The Board has determined that each of Mr. DeSutter, Ms. Ortwein and Mr. Thorpe are independent under the Nasdaq Listing Rules and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee, with input from our Chief Executive Officer, reviews and approves, or recommends that the Board approve, the compensation of our executive officers. Prior to the formation of the compensation committee, the Board reviewed and approved both director and executive officer compensation, and the Board continues to review and approve director compensation.

The functions of the compensation committee include, among other things:

●	reviewing and approving our goals and objectives applicable to the compensation of our executive officers;

●	determining and approving the compensation of our executive officers;

●	reviewing and approving and, when appropriate, recommending that the Board approve any employment agreements and any severance arrangements for our executive officers;

●	reviewing, administering and making recommendations to the Board with respect to our incentive equity plans;

●	reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking and evaluating compensation policies and practices that could mitigate any such risk; and

●	evaluating and approving plans, policies, programs and arrangements relating to compensation and benefits of our employees.

During the fiscal year ended December 31, 2022, the compensation committee met six times and all members of the compensation committee attended each meeting, such that each compensation committee member attended at least seventy-five percent (75%) of the meetings held.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee was established by unanimous written consent of the Board on October 16, 2020. The nominating and corporate governance committee consists of Mr. DeSutter, Ms. Ortwein, Mr. Stuckert and Mr. Thorpe, with Mr. DeSutter serving as the chair.

The functions of the nominating and corporate governance committee include, among other things:

●	identifying individuals qualified to serve on the Board and its committees consistent with criteria approved by the Board;

●	recommending a slate of director nominees for approval by the Board for election by the shareholders of the Company at the annual meeting;

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●	recommending director nominees to fill any vacancies on the Board, in accordance with our Certificate of Formation, bylaws and Texas law;

●	reviewing and making recommendations regarding the structure and composition of the committees of the Board;

●	developing and making recommendations to the Board with regard to our corporate governance guidelines applicable to us; and

●	developing and recommending to the Board for approval the Chief Executive Officer succession plan.

During the fiscal year ended December 31, 2022, the nominating and corporate governance committee met four times and all members of the nominating and corporate governance committee attended each meeting, such that each audit committee member attended at least seventy-five percent (75%) of the meetings held.

Committee Reconstitution

In March 2023, upon the recommendation of the nominating and corporate governance committee, the Board approved and reconstituted the structure of the committees of the Board, to be effective immediately following the Annual Meeting and contingent upon the Director Nominees being elected to the Board, as follows:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Mr. DeSutter	Member		Chair
Mr. Mack	Member	Member
Mr. Major		Member	Member
Ms. Ortwein		Chair	Member
Mr. Stuckert	Member		Member
Mr. Tanzberger	Chair

Director Nominations

Our nominating and corporate governance committee is responsible for, among other things, assisting our Board in identifying qualified candidates to be recommended as director nominees and appointed to stand for election at each annual meeting of shareholders. The nominating and corporate governance committee may consider candidates proposed by a consultant, an executive officer, by any director or by any shareholder, in accordance with procedures established by the nominating and corporate governance committee from time to time. When evaluating director nominees, the Board may consider, among other factors, the potential nominee’s reputation, integrity, independence from the Company, skills and business, government or other professional acumen, bearing in mind the composition of the Board and the current state of the Company and the industry generally. The Board may also consider the number of other public companies for which the person serves as director and the availability of the person’s time and commitment to the Company. In the case of current directors being considered for re-nomination, the Board will also consider the director’s tenure as a member of the Board, the director’s history of attendance at meetings of the Board and the director’s preparation for and participation in such meetings.

The Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our financial condition and results of operations and our relative standing in relation to our competitors.

In identifying director nominees for recommendation to the Board, the nominating and corporate governance committee will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

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If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our shareholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure

The leadership structure of the Board provides that the positions of Chairman of the Board and Chief Executive Officer of the Company are filled by two separate individuals. The Board currently believes that this leadership structure best serves the Board’s objectives of oversight of management and the performance of its roles and responsibilities on behalf of shareholders. This structure facilitates the ability of the Executive Chairman to focus efforts on strategic planning and growth of the Company and allows the Chief Executive Officer to concentrate on management and operations of the Company.

Risk Management

The Board is responsible for overseeing the Company’s management and operations. The audit committee provides general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and risk assessment and management, including the Company’s major financial risk exposures and cybersecurity risks. We believe that the Board provides effective oversight of risk management functions. On a regular basis we perform a risk review wherein the management team evaluates the risks we expect to face in the upcoming year and over a longer-term horizon. Plans are then developed to address the risks identified, if any. In addition, members of our management team periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management team is responsible for the Company’s day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face, and that the Board’s leadership structure supports this approach.

Shareholder Communications with Directors

The Board welcomes communication from our shareholders. Shareholders and other interested parties who wish to communicate with a member or members of the Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Corporate Secretary, Sanara MedTech Inc., 1200 Summit Ave, Suite 414, Fort Worth, TX 76102. Our Corporate Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. The communication must be clearly addressed to the Board or to a specific director. If a response is desired, the individual should also provide contact information such as name, address and telephone number.

Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters completely unrelated to the Board’s functions, Company performance, Company policies or that could not reasonably be expected to affect the Company’s public perception will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, the Board may consider approving a process for review, organization and screening of the correspondence by our Corporate Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors, Director Nominees or executive officers, or in which any director, Director Nominee, officer or principal shareholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Insider Trading Policy; Prohibition on Hedges and Pledges

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors, consultants and their respective family members from the purchasing or selling of our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees and their respective family members from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Executive Officer and Chief Financial Officer.

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DIRECTOR COMPENSATION

The following table presents the total compensation for each non-employee director for 2022.

Non-Employee Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)(3)	All other compensation ($)(4)	Total ($)
Ronald T. Nixon	-	138,927	-	138,927
Robert A. DeSutter	-	177,551	-	177,551
Roszell Mack III	-	154,377	-	154,377
Sara N. Ortwein	-	162,101	-	162,101
Ann Beal Salamone	-	138,927	177,697	316,624
James W. Stuckert	-	162,101	-	162,101
Eric D. Tanzberger	-	169,802	-	169,802
Kenneth E. Thorpe	-	169,802	-	169,802

(1) In accordance with SEC rules, this column represents the aggregate grant date fair value of shares underlying stock awards, calculated based on the closing price of our common stock on the date of grant in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”), with the exception that the amounts shown assumes no forfeitures. A discussion of the assumptions used in the calculation of the amounts is included in Note 2, “Summary of Significant Accounting Policies” in the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the SEC on March 20, 2023.

(2) The aggregate number of outstanding shares of unvested restricted stock held by each director as of December 31, 2022, was as follows:

Director	Shares of restricted stock
Ronald T. Nixon	4,113
Robert A. DeSutter	5,256
Roszell Mack III	4,570
Sara N. Ortwein	4,799
Ann Beal Salamone	4,113
James W. Stuckert	4,799
Eric D. Tanzberger	5,027
Kenneth E. Thorpe	5,027

(3) As previously disclosed, during 2022, we granted shares of restricted stock to our non-employee directors for services provided during 2020 and 2021. The grant date fair value of the shares was included in the “Stock Awards” column of the Director Compensation Table in the Company’s Definitive Proxy Statement on Schedule 14A for the 2022 annual meeting of shareholders. The grant date fair values of the awards granted in 2022 for services provided during 2020 and 2021 were as follows: Ronald T. Nixon - $352,308; Robert A. DeSutter - $122,761; Sara N. Ortwein - $106,760; Ann Beal Salamone - $153,458; James W. Stuckert - $122,761; and Kenneth E. Thorpe - $180,136. Such amounts are not included in the table above.

(4) Represents fees paid to Ms. Salamone pursuant to the consulting agreement entered into between the Company and Ms. Salamone on July 14, 2021 in connection with the Rochal asset acquisition.

In February 2022, our Board adopted an annual equity compensation policy (the “Director Compensation Policy”) as it relates to its outside directors to provide annual retainer fees, payable in shares of restricted common stock, as follows: (i) to each member of the Board, an annual retainer fee of $90,000; (ii) to the chair of each Board committee, an additional retainer fee as follows: (A) audit committee chair - $20,000, (B) compensation committee chair - $10,000, and (C) nominating and corporate governance committee chair - $10,000; and (iii) to the other members of each Board committee, an additional retainer fee as follows: (A) audit committee member - $10,000, (B) compensation committee member - $5,000, and (C) nominating and corporate governance committee member - $5,000. The aggregate award value for each fee is determined by using the average of the closing prices for the Company’s common stock over the 20-trading-day period ending on the date of grant. We also reimburse each director for reasonable travel expenses related to such director’s attendance at board and committee meetings.

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Pursuant to the Director Compensation Policy, on February 9, 2022, each of our non-employee directors received restricted stock grants for service on the Board and/or its committees for the first half of the 2022 fiscal year, which such shares vested in full on June 10, 2022, as follows:

Outside Director	Number of Shares Granted	Intended Value
Ronald T. Nixon	1,912	$45,000
Robert A. DeSutter	2,444	$57,500
Roszell Mack III	2,125	$50,000
Sara N. Ortwein	2,231	$52,500
Ann Beal Salamone	1,912	$45,000
James W. Stuckert	2,231	$52,500
Eric Tanzberger	2,337	$55,000
Kenneth E. Thorpe	2,337	$55,000

On July 7, 2022, each of our non-employee directors received restricted stock grants for service on the Board and/or its committees from June 10, 2022 to June 10, 2023, which such shares will vest on June 10, 2023, provided that the applicable director is providing services to the Company through such vesting date, as follows:

Outside Director	Number of Shares Granted	Intended Value
Ronald T. Nixon	4,113	$90,000
Robert A. DeSutter	5,256	$115,000
Roszell Mack III	4,570	$100,000
Sara N. Ortwein	4,799	$105,000
Ann Beal Salamone	4,113	$90,000
James W. Stuckert	4,799	$105,000
Eric Tanzberger	5,027	$110,000
Kenneth E. Thorpe	5,027	$110,000

In addition, in the past the Board has approved an additional grant of shares of restricted stock to Mr. Nixon for service as the Company’s Executive Chairman. We expect that Mr. Nixon will receive an award comparable to prior years for his service as the Company’s Executive Chairman during 2022.

The Company does not sponsor a pension benefits plan, a non-qualified deferred compensation plan or a non-equity incentive plan for its directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number and percentage of outstanding shares of our common stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our current directors; (c) each of our Director Nominees to the extent that they are not also a current director; (d) the named executive officers as defined in Item 402 of Regulation S-K and (e) all current directors and executive officers, as a group. As of the Record Date, there were 8,387,027 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the number of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of shares beneficially owned by a person as shown in the following table does not necessarily reflect the person’s actual voting power on any particular date.

Except as noted in the footnotes below, we believe, based on information provided to us, that the persons named in the table below have sole voting and investment power with respect to all vested shares of common stock beneficially owned by them, and the business address for each person is c/o Sanara MedTech Inc., 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102.

	Common Stock
NAME	Number of shares beneficially owned	Beneficial ownership percentage
Directors, Director Nominees and Named Executive Officers
Ronald T. Nixon (1)	3,539,069	42.2%
Robert A. DeSutter (2)	12,587	*
Zachary B. Fleming (3)	40,243	*
Roszell Mack III (4)	6,695	*
Eric D. Major	-	*
Michael D. McNeil (5)	23,025	*
Christopher A. Morrison	28,032	*
Sara N. Ortwein (6)	11,280	*
Ann Beal Salamone (7)	14,544	*
James W. Stuckert (8)	960,730	11.5%
Eric D. Tanzberger (9)	7,364	*
Kenneth E. Thorpe (10)	16,945	*
All directors and executive officers as a group (10 persons)	4,632,482	55.2%
Certain Beneficial Owners
S. Oden “Denny” Howell Jr. (11)	490,394	5.8%
CGI Cellerate RX, LLC (12)	2,452,731	29.2%
FA Sanara, LLC (13)	963,856	11.5%

*	Less than 1%.

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(1) Mr. Nixon is a director of the Company and a manager of Catalyst Rochal, LLC, which owns 100% of the equity interest of CGI Cellerate RX, LLC, which owns 2,452,731 shares of the Company’s common stock. Catalyst Rochal, LLC also controls the voting of 95,203 shares owned by Rochal. Mr. Bradley J. Gurasich is also a manager of Catalyst Rochal, LLC and may be deemed to share beneficial ownership of the shares of common stock beneficially owned by CGI Cellerate RX, LLC and Catalyst Rochal, LLC. FA Sanara, LLC owns 963,856 shares of the Company’s common stock. FA Sanara, LLC is managed by Family Alignment, LLC, which is managed by Catalyst, of which Mr. Nixon is President. Mr. Nixon, through a relationship of control of CGI Cellerate RX, LLC, Catalyst Rochal, LLC, and FA Sanara, LLC, may be deemed to share beneficial ownership of the shares of common stock beneficially owned by CGI Cellerate RX, LLC, Rochal and FA Sanara, LLC. Mr. Nixon may be deemed to have shared power to vote and dispose of 3,511,790 shares, and sole power to vote and dispose of 27,279 shares, which includes 4,113 shares of restricted stock that will vest on June 10, 2023.

(2) Includes 5,256 shares of restricted stock that will vest on June 10, 2023.

(3) Includes 22,610 shares of restricted stock held by Mr. Fleming that will vest in various installments through March 1, 2026.

(4) Includes 4,570 shares of restricted stock that will vest on June 10, 2023.

(5) Includes 9,618 shares of restricted stock that will vest in various installments through March 1, 2026.

(6) Includes 4,799 shares of restricted stock that will vest on June 10, 2023.

(7) Includes 4,113 shares of restricted stock that will vest on June 10, 2023.

(8) Includes 4,799 shares of restricted stock that will vest on June 10, 2023. Also includes (i) 10,000 shares held by the Diane V. Stuckert Revocable Trust, (ii) 46,500 shares held by the James W. Stuckert Family Trust, and (iii) 70,254 shares held by Ten Grand Ltd., of which Mr. Stuckert is the general partner.

(9) Includes 5,027 shares of restricted stock that will vest on June 10, 2023.

(10) Includes 5,027 shares of restricted stock that we expect will be accelerated to vest on the date of the Annual Meeting.

(11) Based on the Schedule 13D/A and Form 4 filed by S. Oden “Denny” Howell, Jr. on November 18, 2019 and February 26, 2020, respectively, and certain other information available to the Company.

(12) Mr. Nixon and Mr. Gurasich are managers of Catalyst Rochal, LLC, which owns 100% of the equity interest of CGI Cellerate RX, LLC. Mr. Nixon and Mr. Gurasich, through a relationship of control of CGI Cellerate RX, LLC, may be deemed to share beneficial ownership of the shares of common stock beneficially owned by CGI Cellerate RX, LLC and have shared voting power to vote the shares held by CGI Cellerate RX, LLC. This information is based on the Schedule 13D/A filed by CGI Cellerate RX, LLC on February 12, 2020 and certain other information available to the Company. The business address for CGI Cellerate RX, LLC is 1375 Enclave Parkway Houston, Texas 77077.

(13) FA Sanara, LLC is managed by Family Alignment, LLC, which is managed by Catalyst, of which Mr. Nixon is President. Mr. Nixon, through a relationship of control of FA Sanara, LLC, may be deemed to share beneficial ownership of the shares of common stock beneficially owned by FA Sanara, LLC and have shared voting power to vote the shares held by FA Sanara, LLC. This information is based on the Schedule 13D/A filed by FA Sanara, LLC on February 12, 2020 and certain other information available to the Company. The business address for FA Sanara, LLC is 7500 Rialto Blvd., Bldg. II, Suite 220, Austin, Texas 73735.

There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change of control of the Company.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Approving Related Party Transactions

Our audit committee is responsible for reviewing and approving all related-party transactions, defined as those transactions required to be disclosed under Items 404(a) and 404(b) of Regulation S-K and Nasdaq Rule 5630(a-b). Our audit committee is further required to keep our independent auditor informed of the audit committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company. The audit committee is required to review and discuss with our independent auditor the auditor’s evaluation of our identification of, accounting for, and disclosure of our relationships and transactions with related parties, including any significant matters arising from the audit regarding our relationships and transactions with related parties.

A “Related Party Transaction” means a transaction (including any series of related transactions or a material amendment or modification to an existing Related Party Transaction) directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of Regulation S-K. Generally, under Item 404 of Regulation S-K, we are required to disclose any transaction occurring since the beginning of the last two fiscal years, or any currently proposed transaction, involving us or our subsidiary where the amount involved exceeds $120,000, and in which any Related Party had or will have a direct or indirect material interest.

A “Related Party” means any of the following: (i) any of our directors or Director Nominees; (ii) any of our executive officers; (iii) a person known by us to be the beneficial owner of more than 5% of our common stock or (iv) an immediate family member of any of the foregoing.

The Company was or is currently a participant in the following transactions with related parties since January 1, 2021.

CGI Cellerate RX, LLC

As of the Record Date, CGI Cellerate RX, LLC beneficially owned 2,452,731 shares, or 29.3%, of our common stock. CGI Cellerate RX, LLC is an affiliate of Catalyst, whose Founder and Managing Partner is our Executive Chairman, Mr. Nixon.

Professional Services

Since the formation of our subsidiary, Cellerate, LLC in 2018, CGI Cellerate RX, LLC has provided monthly professional services in inventory procurement for the Company. Billings totaled approximately $141,000 in 2021. The services agreement was terminated on December 31, 2021.

Sublicense Agreement

In August 2018, we entered into an exclusive, world-wide sublicense agreement with CGI Cellerate RX, LLC to distribute CellerateRX Surgical and HYCOL products into the surgical and wound care markets. In January 2021, we amended the term of the sublicense agreement to extend the term to May 17, 2050, with automatic successive one-year renewals so long as annual net sales of the licensed products exceed $1.0 million. We pay royalties based on the annual Net Sales of licensed products (as defined in the sublicense agreement) consisting of 3% of all collected Net Sales each year up to $12.0 million, 4% of all collected Net Sales each year that exceed $12.0 million up to $20.0 million and 5% of all collected Net Sales each year that exceed $20.0 million. For the years ended December 31, 2022 and 2021, we recorded royalty expense of $1.8 million and $0.9 million, respectively, under the terms of this agreement.

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The Catalyst Group, Inc.

As discussed above, our Executive Chairman, Mr. Nixon, is the Founder and Managing Partner of Catalyst, and Catalyst and its affiliates collectively beneficially own more than 5% of the Company’s outstanding common stock.

On March 20, 2023, we entered into a Transaction Advisory Services Agreement (the “Services Agreement”), effective as of March 1, 2023, with Catalyst. Pursuant to the Services Agreement, Catalyst, by and through its directors, officers, employees and affiliates that are not simultaneously serving as directors, officers or employees of the Company (collectively, the “Covered Persons”), agreed to perform certain transaction advisory, business and organizational strategy, finance, marketing, operational and strategic planning, relationship access and corporate development services for the Company in connection with any merger, acquisition, recapitalization, divestiture, financing, refinancing, or other similar transaction in which we may be, or may consider becoming, involved, and any such additional services as mutually agreed upon in writing by and between us and Catalyst (the “Services”).

Pursuant to the Services Agreement, we agreed to reimburse Catalyst for (i) compensation actually paid by Catalyst to any of the Covered Persons at a rate no more than a rate consistent with industry practice for the performance of services similar to the Services, as documented in reasonably sufficient detail, and (ii) all reasonable out-of-pocket costs and expenses payable to unaffiliated third parties, as documented in customary expense reports, as each of (i) and (ii) is incurred in connection with the Services rendered under the Services Agreement, with all reimbursements being contingent upon the prior approval of the audit committee.

The audit committee authorized the entry into the Services Agreement at a meeting duly called and held in March 2023 and approved up to $250,000 in fees to be paid under the Services Agreement for the 2023 calendar year.

Rochal Industries, LLC

As of the Record Date, Rochal beneficially owned 95,203 shares, or 1.1%, of our common stock. Mr. Nixon, our Executive Chairman, is a director of Rochal, and indirectly a significant shareholder of Rochal, and through the potential exercise of warrants, a majority shareholder of Rochal. Additionally, Ms. Salamone, one of our directors, is also a director and significant shareholder of Rochal.

Product License Agreements

On July 7, 2019, we executed a license agreement with Rochal whereby we acquired an exclusive world-wide license to market, sell and further develop antimicrobial products for the prevention and treatment of microbes on the human body utilizing certain Rochal patents and pending patent applications (the “BIAKŌS License Agreement”). Pursuant to the BIAKŌS License Agreement, following the closing of the Company’s common stock offering in February of 2021, the Company made the $750,000 Post Capital Raise Payment (as defined in the BIAKŌS License Agreement) to Rochal in the form of 20,834 shares of our common stock. Pursuant to the BIAKŌS License Agreement, the Company incurred royalty expense of $110,000 and $120,000 in 2021 and 2022, respectively. The royalty expense incurred in 2021 and 2022 represented the annual minimum royalty for the applicable year. Subsequent payments pursuant to the BIAKŌS License Agreement will be in the form of (i) a 2%-4% royalty on net sales of BIAKŌS products, subject to an annual minimum of up to $150,000 and (ii) a 25% royalty on net profit in excess of target up to an annual maximum of $1.0 million.

On October 1, 2019, we executed a license agreement with Rochal whereby we acquired an exclusive world-wide license to market, sell and further develop certain antimicrobial barrier film and skin protectant products for use in the human health care market utilizing certain Rochal patents and pending patent applications (the “ABF License Agreement”). Currently, the products covered by the ABF License Agreement are CuraShield Antimicrobial Barrier Film and no sting skin protectant. No royalties were paid pursuant to the ABF License Agreement in 2021 or 2022. Future payments pursuant to the ABF License Agreement will be in the form of (i) a 2%-4% royalty on net sales of products covered in the ABF License Agreement, subject to an annual minimum of up to $75,000 and (ii) a 25% royalty on net profit in excess of target up to an annual maximum of $500,000.

On May 4, 2020, we executed a license agreement with Rochal, whereby we acquired an exclusive world-wide license to market, sell and further develop an autolytic debrider for human medical use to enhance skin condition or treat or relieve skin disorders, excluding uses primarily for beauty, cosmetic, or toiletry purposes (the “Debrider License Agreement”). Pursuant to the Debrider License Agreement, in July 2022, we paid Rochal a $0.6 million milestone payment for the first good manufacturing practice run of the licensed product. Rochal is entitled to additional milestone payments under the Debrider License Agreement of $0.5 million in cash and $1.0 million payable in either cash or common stock upon FDA clearance of the licensed product. Subsequent payments pursuant to the Debrider License Agreement will be in the form of (i) a 2%-4% royalty on net sales of products covered in the Debrider License Agreement, subject to an annual minimum of up to $150,000 and (ii) a 25% royalty on net profit in excess of target up to an annual maximum of $1.0 million.

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Manufacturing Services

On September 9, 2020, we executed a manufacturing agreement with Rochal to formalize terms with respect to manufacturing, packaging, and labeling all products licensed from Rochal. The manufacturing agreement included customary terms and conditions. We made no payments to Rochal under the agreement for 2021. The manufacturing agreement was terminated on August 12, 2021, and no future payments are due thereunder.

Technical Services

On September 9, 2020, we executed a technical services agreement with Rochal to formalize terms with respect to technical services provided by Rochal. Under the terms of this agreement, Rochal provided its expertise on technical projects identified by us for wound care, skin care and surgical site care applications. The technical services agreement included customary terms and conditions for our industry. We incurred approximately $337,746 in technical services in 2021 from Rochal. The technical services agreement was terminated on August 12, 2021, and no future payments are due thereunder.

Asset Purchase

On July 14, 2021, we entered into an asset purchase agreement (the “Asset Purchase Agreement”), effective July 1, 2021, with Rochal pursuant to which we purchased certain assets of Rochal, including, among others, Rochal’s intellectual property, furniture and equipment, supplies, goodwill, rights and claims, other than certain excluded assets (collectively, the “Purchased Assets”) and assumed certain Assumed Liabilities (as defined in the Asset Purchase Agreement), upon the terms and subject to the conditions set forth in the Asset Purchase Agreement (such transaction, the “Rochal Asset Purchase”). The Purchased Assets were purchased for an aggregate purchase price of approximately $1.0 million (the “Purchase Price”), consisting of (i) approximately $0.5 million in cash and (ii) 14,369 shares of our common stock, representing an amount equal to $500,000, based on the average closing sale price of our common stock for the twenty (20) trading days immediately preceding the closing of the Rochal Asset Purchase. The product license agreements discussed above were retained by Rochal and were excluded from the Purchased Assets.

Pursuant to the Asset Purchase Agreement, for the three-year period after July 1, 2021, Rochal is entitled to receive consideration for any new product relating to the Business (as defined in the Asset Purchase Agreement) that is directly and primarily based on an invention conceived and reduced to practice by a member or members of Rochal’s science team. For the three-year period after July 1, 2021, Rochal is also entitled to receive an amount in cash equal to twenty-five percent (25%) of the proceeds actually received for any Grant (as defined in the Asset Purchase Agreement) by either the Company or Rochal. In addition, we agreed to use commercially reasonable efforts to perform Minimum Development Efforts (as defined in the Asset Purchase Agreement) with respect to certain products under development, which, if obtained, will entitle the Company to intellectual property rights from Rochal in respect of such products.

In connection with the Asset Purchase Agreement, we hired certain employees of Rochal on an “at will” basis, with the terms of each such employment being consistent with the Company’s current employment agreements.

Consulting Agreement

Concurrent with the Rochal Asset Purchase, on July 14, 2021, we entered into a consulting agreement with Ms. Salamone pursuant to which Ms. Salamone agreed to provide us with consulting services with respect to, among other things, writing new patents, conducting patent intelligence, and participating in certain grant and contract reporting. In consideration for the consulting services provided to us, Ms. Salamone is entitled to receive an annual consulting fee of $177,697, with payments to be paid once per month. The consulting agreement has an initial term of three years, unless earlier terminated by us, and is subject to renewal. The consulting agreement also contains customary provisions related to, among other things, confidentiality and termination for cause provisions.

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EXECUTIVE COMPENSATION

The following discussion provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules and may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution shareholders not to apply these statements to other contexts.

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of April 21, 2023:

Name	Age	Position
Zachary B. Fleming	48	Chief Executive Officer
Michael D. McNeil	58	Chief Financial Officer

Zachary B. Fleming, age 48, has served as the Company’s Chief Executive Officer since January 1, 2022. Mr. Fleming joined the Company as Vice President of Sales in November 2017 and was promoted to Vice President, Surgical in September 2018. Mr. Fleming then served as the Company’s President, Surgical Division beginning on May 28, 2019 and as the Company’s Co-Chief Operating Officer beginning on January 28, 2020. Prior to joining the Company, Mr. Fleming spent over fourteen years in the medical industry with Healthpoint Biotherapeutics and Smith & Nephew. Mr. Fleming earned a Bachelor of Science from Indiana University.

Michael D. McNeil, age 58, has served as the Company’s Chief Financial Officer since April 2018. Prior to joining the Company, Mr. McNeil served as Controller for Smith and Nephew’s U.S. Advanced Wound Management Division from 2012 to 2018. Mr. McNeil previously served as Controller and Assistant Controller with Healthpoint Biotherapeutics from 1999 to 2012. Prior to his employment at Healthpoint, Mr. McNeil held several finance and internal audit positions with Burlington Resources, Snyder Oil Corporation, and Union Pacific Corporation. Mr. McNeil earned his Bachelor of Science in Business Administration from the University of Nebraska and is a Texas certified public accountant.

Executive Compensation Overview

The compensation program for our executive officers, as presented in the Summary Compensation Table below, is administered by our Board. The intent of our compensation program is to align our executives’ interests with those of our shareholders, while providing reasonable and competitive compensation.

The purpose of this Executive Compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individuals who served as our principal executive officer during fiscal 2022; (ii) our two most highly compensated executive officers, other than the individuals who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2022, with compensation during fiscal year 2022 of $100,000 or more; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2022. We refer to these individuals as our “named executive officers.” For 2022, our named executive officers and the positions in which they served are listed below:

●	Zachary B. Fleming, our Chief Executive Officer;

●	Michael D. McNeil, our Chief Financial Officer; and

●	Christopher A. Morrison, our Senior Vice President, WounDerm Corporate Development and former President, Telehealth Services.

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The following table and the accompanying notes provide summary information for each of the last two fiscal years concerning cash and noncash compensation awarded to, earned by or paid to our named executive officers.

Summary Compensation Table

The following table and the accompanying notes provide summary information for each of the last two fiscal years concerning cash and noncash compensation awarded to, earned by or paid to our named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock awards ($)(3)	All other compensation ($)		Total ($)

Zachary B. Fleming	2022	290,000	290,000	507,275	13,643	(4)	1,100,918
Chief Executive Officer	2021	225,000	130,000	106,972	10,800		472,772

Michael D. McNeil	2022	215,000	215,000	163,675	8,680	(5)	602,355
Chief Financial Officer	2021	175,000	105,000	83,210	6,763		369,973

Christopher A. Morrison(6)	2022	150,000	-	219,687	6,000	(5)	375,687
Senior Vice President, WounDerm Corporate Development and Former President, Telehealth Services	2021	-	-	-	-		-

(1)	Represents the amount of base salary actually earned by the named executive officer. For additional information concerning our named executive officer base salaries, see “Narrative Disclosure to Summary Compensation Table” below.
(2)	Represents cash bonuses earned in the respective years. For additional information concerning our named executive officer bonuses, including information regarding when such bonuses were paid, see “Narrative Disclosure to Summary Compensation Table” below.
(3)	The amounts reported in this column do not reflect the actual economic value realized by our named executive officers. In accordance with SEC rules, this column represents the aggregate grant date fair value of shares underlying stock awards, calculated based on the closing price of our common stock on the date of grant in accordance with ASC 718, with the exception that the amounts shown assumes no forfeitures. A discussion of the assumptions used in the calculation of the amounts is included in Note 2, “Summary of Significant Accounting Policies” in the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the SEC on March 20, 2023.
(4)	Consists of (i) $10,800 in auto allowances, (ii) $2,352 for personal travel costs and (iii) $491 for certain employee business gifts.
(5)	Represents a 4% matching contribution under our 401(k) savings plan.
(6)	Information for 2021 is not included because Mr. Morrison was not a named executive officer during 2021. In January 2023, Mr. Morrison’s position with the Company changed from President, Telehealth Services to Senior Vice President, WounDerm Corporate Development. As a result of Mr. Morrison’s change in duties, he is no longer an executive officer of the Company.

Narrative Disclosure to Summary Compensation Table

Executive Compensation Overview

Our compensation committee determines and approves the compensation provided to our executive officers. Executive compensation typically consists of a base salary, an annual cash bonus and longer-term incentive compensation of equity-based incentive awards. The intent of our compensation program is to, among other things, align our executives’ interests with those of our shareholders, while providing reasonable and competitive compensation. The compensation committee may invite such members of management to its meetings as it deems appropriate. However, no executive officer may be present during compensation committee or Board deliberations or voting at which his or her compensation is discussed or determined. The compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and shall be directly responsible for the appointment, compensation, and oversight of the work of any such compensation adviser. Any recommendations made by such compensation adviser are nonbinding and authority to determine compensation structure remains the sole responsibility of the compensation committee.

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Base Salary

The base salaries of our named executive officers are described in further detail below:

	Base Salaries
Name	2021	2022	% Change
Zachary B. Fleming(1)	225,000	290,000	28.9%
Michael D. McNeil(1)	175,000	215,000	22.9%
Christopher A. Morrison(2)	-	150,000	-

(1)	As discussed in further detail below under “Employment Agreements”, the base salaries of Messrs. Fleming and McNeil were increased as of January 1, 2022 pursuant to their respective employment agreements.
(2)	Information for 2021 is not included because Mr. Morrison was not a named executive officer during 2021. In January 2023, Mr. Morrison’s position with the Company changed from President, Telehealth Services to Senior Vice President, WounDerm Corporate Development. As a result of Mr. Morrison’s change in duties, he is no longer an executive officer of the Company.

Stock Awards

On March 8, 2022, our Board approved the following annual restricted stock grants to certain of our named executive officers:

Named Executive Officer	Shares of Restricted Stock(1)
Zachary B. Fleming	8,831
Michael D. McNeil	6,547

(1)	The shares of restricted stock vest in three equal installments, with one-third of the shares having vested on March 1, 2023, and one-third of such shares vesting on each of March 1, 2024 and 2025.

In addition, on January 1, 2022, in connection with Mr. Fleming’s appointment as Chief Executive Officer, the Board granted Mr. Fleming a one-time award of 10,000 shares of restricted stock, one-third of which vested on January 1, 2023, and one-third of which will vest on each of January 1, 2024 and 2025.

On January 1, 2022, pursuant to the terms of Mr. Morrison’s then-existing employment agreement, the Board granted Mr. Morrison 7,135 shares of restricted stock, one-fourth of which vested on each of April 1, 2022, July 1, 2022, October 1, 2022 and January 1, 2023.

Cash Bonuses

In February 2023, the compensation committee approved discretionary cash bonuses, as shown above in the Summary Compensation Table, for our named executive officers based on Company and individual performance in 2022.

Other Compensation

Benefits and Retirement Plans. We provide company benefits that we believe are standard in the industry to all of our employees, including our named executive officers. These benefits consist of a group medical insurance program for employees and their qualified dependents, the majority of which is currently paid for by the Company. We sponsor a 401(k) tax deferred savings plan, whereby we match a portion of each employees’ contributions in cash. Participation in the plan is voluntary and all employees of the Company who are 18 years of age are eligible to participate. The Company matches employee contributions dollar-for-dollar on the first 4% of an employee’s pre-tax earnings, subject to individual IRS limitations.

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We do not sponsor any pension benefit plans and none of our named executive officers contribute to such a plan.

Non-Qualified Deferred Compensation. We do not sponsor any non-qualified defined compensation plans or other non-qualified deferred compensation plans and none of our named executive officers contribute to any such plans.

Perquisites and Indemnification. We do not typically provide perquisites to our named executive officers that are not available to employees generally. However, from time to time, we may provide perquisites for recruitment or retention purposes. Mr. Fleming receives an auto allowance each year in the amount of $900 per month and in 2022, certain named executive officers received an incentive trip in connection with the Company’s retreat for its sales team and additional incentive gifts. In addition, pursuant to our organizational documents, we are required to indemnify, to the fullest extent permitted by applicable law, any person who was or is made, or is threatened to be made, a party, or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she, or a person for whom he or she is a legal representative, is or was a director or an officer of the Company, including our named executive officers.

Employment Agreements

We have employment agreements with our named executive officers, which are described below.

Fleming Agreement. Effective June 1, 2019, we entered into an employment agreement with Mr. Fleming (the “Prior Fleming Agreement”). The Prior Fleming Agreement provided for an initial two-year term, with automatic one-year renewals unless either party were to give prior notice to the other party of its desire to terminate the agreement. The Prior Fleming Agreement provided for an initial base salary of $225,000, a one-time bonus payment of $25,000, an annual bonus opportunity equal to 50% of base salary, and an initial stock grant equal to $112,500. The initial stock grant was to vest in one-third increments for each year completed after the date of issuance. In the event that Mr. Fleming was terminated by the Company without cause, Mr. Fleming would have been entitled to receive a severance package, which included one year of base salary following the effective date of termination, paid in twelve equal monthly installments, and continued participation in any health care benefits provided by the Company to its employees, provided that Mr. Fleming delivered to the Company an executed release of claims.

On December 22, 2021, the Board appointed Mr. Fleming as the Chief Executive Officer of the Company, effective January 1, 2022. In connection with his appointment, on April 28, 2022, we entered into an Amended and Restated Employment Agreement with Mr. Fleming (the “Fleming Employment Agreement”). Pursuant to the Fleming Employment Agreement, Mr. Fleming’s annual base salary was increased from $225,000 to $290,000, less applicable taxes and other legal withholdings, which may be periodically adjusted at the discretion of the compensation committee of the Board. In addition, Mr. Fleming is eligible to receive an annual award of shares of restricted common stock equal to an amount of up to 75% of his base salary, subject to approval of the Board. In accordance with the Fleming Employment Agreement, Mr. Fleming is also eligible to receive an annual cash bonus of up to 50% of his base salary based on annual performance metrics during the term of his employment, customary benefits and reimbursement for reasonable business expenses, as well as other customary employment benefits including paid vacation. In connection with Mr. Fleming’s appointment as Chief Executive Officer of the Company, the Board granted Mr. Fleming a one-time award of 10,000 shares of restricted stock, one-third of which vested on January 1, 2023, and one-third of which will vest on each of January 1, 2024 and 2025.

McNeil Agreement. On April 28, 2022, we entered into an employment agreement (the “McNeil Employment Agreement”) with Mr. McNeil pursuant to which Mr. McNeil’s annual base salary was increased, effective January 1, 2022, to $215,000, less applicable taxes and other legal withholdings, which may be periodically adjusted at the discretion of the compensation committee of the Board. In addition, Mr. McNeil is eligible to receive an annual award of shares of restricted common stock equal to an amount of up to 75% of his base salary, subject to approval of the Board. The McNeil Employment Agreement also provides that Mr. McNeil is eligible to receive an annual cash bonus of up to 50% of his base salary based on annual performance metrics during the term of his employment, customary benefits and reimbursement for reasonable business expenses, as well as other customary employment benefits including paid vacation.

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Fleming and McNeil Severance. In the event that the employment of Mr. Fleming or Mr. McNeil is terminated for “cause” (as defined in each respective employment agreement), by the employee for any reason except for “good reason” (as defined in each respective employment agreement), then such employee is entitled to receive their base salary earned and accrued through the effective date of termination, plus reimbursement for any approved expenses incurred but unpaid as of such date. In the event that the employment of Mr. Fleming or Mr. McNeil is terminated by the Company without cause or due to the employee for good reason, such employee shall be entitled to receive a severance package which includes one year of base salary following the effective date of termination, paid in 24 equal semi-monthly installments in accordance with the Company’s regular payroll practices, and continued participation in any health care benefits provided by the Company to its employees for the period of time during which severance payments are paid to such employee, which continued participation in health care benefits may be through participation under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) and reimbursement of COBRA premiums paid by the employee for such continued participation; provided that the employee executes and delivers a release of claims to the Company.

Morrison Agreement. Effective October 1, 2020, we entered into an employment agreement with Mr. Morrison (the “Prior Morrison Agreement”). The Prior Morrison Agreement provided for an initial term of three years and three months, with automatic one-year renewals unless either party were to give prior notice to the other party of its desire to terminate the agreement. The Prior Morrison Agreement provided for an initial base salary of $150,000, a one-time consulting payment of $12,500, an initial stock grant equal to $400,000, an annual stock grant in the amount of $200,000, an annual bonus opportunity equal to 50% of base salary and a discretionary stock grant to be determined by the Board. One half of the initial stock grant vested on October 1, 2020 and the remaining half vested in two equal installments on the first and second anniversary thereof. In the event that Mr. Morrison was terminated by the Company without cause, Mr. Morrison would have been entitled to receive a severance package, which included one year of base salary following the effective date of termination, paid in twelve equal monthly installments, and continued participation in any health care benefits provided by the Company to its employees, provided that Mr. Morrison delivered to the Company an executed release of claims.

Effective January 1, 2023, we entered into an Amended and Restated Employment Agreement with Mr. Morrison (the “Morrison Employment Agreement”). Pursuant to the Morrison Employment Agreement, Mr. Morrison’s position with the Company changed from President, Telehealth Services to Senior Vice President, WounDerm Corporate Development. In connection with the change in duties, Mr. Morrison’s annual base salary was decreased from $150,000 to $50,000, less applicable taxes and other legal withholdings, which may be periodically adjusted at the discretion of the compensation committee of the Board. In addition, Mr. Morrison is eligible to receive an annual award of shares of restricted stock equal to an amount of up to $150,000, subject to approval of the Board. In accordance with the Morrison Employment Agreement, Mr. Morrison is also eligible to receive customary benefits and reimbursement for reasonable business expenses, as well as other customary employment benefits including paid vacation. In the event that Mr. Morrison is terminated by the Company without cause, Mr. Morrison is entitled to receive a severance package, which includes three months of base salary following the effective date of termination, paid in six equal semi-monthly installments, and continued participation in any health care benefits provided by the Company to its employees, provided that Mr. Morrison delivers to the Company an executed release of claims.

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Equity Compensation Plan Information

The following table includes information regarding securities authorized for issuance under our equity compensation plans as of December 31, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	183,102		$22.71	1,520,332	(1)
Equity compensation plans not approved by security holders	144,191	(2)	$10.71	-
Total	327,293		$17.42	1,520,332

(1)	Represents shares of common stock available for issuance under the LTIP (as defined below), which permits the issuance of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards.
(2)	Represents shares of common stock issuable upon the exercise of stock options previously granted under the Precision Healing Plan (as defined below), which was assumed by the Company on April 4, 2022.

2014 LTIP. On May 9, 2014, the Board approved the 2014 Omnibus Long-Term Incentive Plan (the “LTIP”), which went into effect on September 3, 2014. The Board subsequently amended and restated the LTIP, effective February 10, 2020 to, among other things, increase the number of shares available for grant under the LTIP, and the shareholders approved the amendment on July 9, 2020. We may issue up to 2,000,000 shares of common stock pursuant to awards under the LTIP. The purpose of the LTIP is to (i) attract and retain skilled and qualified officers, employees and directors who are expected to contribute to our success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of our shareholders. Under the LTIP, we are authorized to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance share awards to our officers, directors, employees and consultants. The LTIP is administered by the Board. Unless amended prior to the termination date, the LTIP will terminate on September 3, 2024, but previously granted awards will remain outstanding until they expire by their terms or under the terms of the LTIP.

Pursuant to the terms of the LTIP, except as otherwise provided in an award agreement, upon the occurrence of a Change in Control, all outstanding stock options and all restricted share awards immediately become fully exercisable and vested. Under the LTIP, a “Change in Control” is defined as (i) a sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly owned subsidiary of the Company; (ii) a merger or consolidation to which the Company is a party if all persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation become beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of securities having less than 50% of the total combined voting power for election of directors (or comparable governing body) of the surviving corporation or other entity following the effective date of such merger or consolidation; or (iii) the approval by shareholders of the Company of any plan or proposal for the liquidation of the Company or its subsidiaries (other than into the Company).

Pursuant to the agreements governing restricted stock awards granted under the LTIP, upon the termination of an employee’s employment with the Company or any of its subsidiaries for any reason, the employee shall immediately forfeit all shares of restricted stock which have not vested.

Precision Healing Plan. On April 1, 2022, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, United Wound and Skin Solutions, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“UWSS”), Precision Healing Inc., a Delaware corporation (“Precision Healing”), PH Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), PH Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II”), and Furneaux Capital Holdco, LLC (d/b/a BlueIO), solely in its capacity as the representative of the securityholders of Precision Healing. On April 4, 2022 (the “Closing Date”), the transactions contemplated by the Merger Agreement closed and Merger Sub I merged with and into Precision Healing, with Precision Healing being the surviving entity and becoming a wholly owned subsidiary of UWSS and an indirect subsidiary of the Company (the “First Merger”). In addition, as part of the same overall transaction, the surviving entity of the First Merger merged with and into Merger Sub II, with Merger Sub II being the surviving entity and continuing as a wholly owned subsidiary of UWSS and an indirect subsidiary of the Company (the “Second Merger” and together with the First Merger, the “Merger”).

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Pursuant to the Merger Agreement, on the Closing Date, the Precision Healing options previously granted under the Precision Healing Inc. 2020 Stock Option and Grant Plan (the “Precision Healing Plan”) and outstanding immediately prior to the First Merger Effective Time (as defined in the Merger Agreement) converted pursuant to their terms into options to acquire, on the same terms and conditions as were applicable under such Precision Healing options immediately prior to the First Merger Effective Time, an aggregate of 144,191 shares of common stock, par value $0.001 per share, of the Company with a weighted exercise price of $10.71 per share. Concurrent with our assumption of the Precision Healing Plan, we terminated the ability to offer future awards under the Precision Healing Plan.

Change of Control

Upon a Change in Control of the Company, all restricted stock awards become fully vested. No executive officers are otherwise entitled to any payments as a result of a Change in Control of the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning outstanding equity awards as of December 31, 2022, for our named executive officers. Market value was determined using the last sale price of our common stock on December 30, 2022, which was $45.50.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Zachary B. Fleming	-	-	-	-	26,012	1,183,546
Michael D. McNeil	1,000	-	6.00	4/13/2023	11,317	514,924
Christopher A. Morrison	-	-	-	-	1,784	81,172

(1) Represents restricted shares that vested or vest as follows:

Name	Shares of Restricted Stock	Vesting Schedule
Zachary B. Fleming	8,831	33% on each of March 1, 2023 and the two subsequent anniversaries thereof
	2,662	50% on each of February 1, 2023 and the subsequent anniversary thereof
	10,000	33% on each of January 1, 2023 and the two subsequent anniversaries thereof
	4,519	100% on January 1, 2023
Michael D. McNeil	6,547	33% on each of March 1, 2023 and the two subsequent anniversaries thereof
	2,071	50% on each of February 1, 2023 and the subsequent anniversary thereof
	2,699	100% on January 1, 2023
Christopher A. Morrison	1,784	100% on January 1, 2023

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Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed calendar years. In determining the “compensation actually paid” to our named executive officers (“NEOs”), we are required to make various adjustments to amounts that are reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both reported in our Summary Compensation Table, as well as the adjusted values required in this section, for the 2021 and 2022 fiscal years.

Year	Summary Compensation Table Total for PEO (Current)(1) ($)	Compensation Actually Paid to PEO (Current)(2) ($)	Summary Compensation Table Total for PEO (Former)(1) ($)	Compensation Actually Paid to PEO (Former)(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3) ($)	Value of Initial Fixed $100 Investment based on TSR ($)(4)	Net Loss ($)(5)
2022	1,100,918	1,563,716	-	-	489,021	595,800	91.18	(7,937,497)
2021	759,272	534,199	379,678	248,227	371,042	193,200	59.22	(7,921,914)

(1)	The dollar amounts reported in this column are the amounts of total compensation reported in the “Total” column of the Summary Compensation Table for the 2021 and 2022 fiscal years for the persons who served as our principal executive officer (“PEO”) for the applicable year. Effective December 31, 2021, J. Michael Carmena resigned as our Principal Executive Officer. Mr. Carmena’s compensation information for 2021 is included in this table as a former PEO in accordance with Item 402(v) of Regulation S-K. Mr. Carmena’s compensation information for 2022 is not included because he did not serve as our PEO during 2022. Effective January 1, 2022, Mr. Fleming was appointed as Chief Executive Officer, and since such date, has performed the duties of PEO. For additional information, see “Executive Compensation—Summary Compensation Table.”

(2)	The dollar amounts reported in this column represent the amount of “compensation actually paid” to our current and former PEO and our other NEOs (on average), as computed in accordance with Item 402(v) of Regulation S-K. “Compensation actually paid” is computed by subtracting the amounts in the “Stock Awards” column of the Summary Compensation Table for the applicable year from the “Total” column of the Summary Compensation Table for the applicable year and then, as applicable: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year and (vi) adding the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The following table reflects the adjustments made to compute “compensation actually paid”:

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	2022		2021
	PEO	Non-PEO NEOs	PEO	FORMER PEO	Non-PEO NEOs
Summary Compensation Table Total ($)	1,100,918	489,021	759,272	379,678	371,042
Adjustments
Stock Awards ($)	(507,275)	(191,681)	(106,972)	-	(84,402)
Fair Value of Equity Awards ($)
Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	856,811	189,530	117,993	104,873	93,097
Change in Fair Value of Outstanding and Unvested Equity Awards Granted in the Prior Year	114,537	38,041	(214,774)	(198,758)	(164,021)
Change in Fair Value of Prior Year Equity Awards Vested in the Covered Year	(1,275)	408	(21,320)	(37,566)	(22,515)
Fair Value on Vesting Date of Equity Awards Granted and Vested in the Covered Year	-	70,481	-	-	-
Total Adjustments for Fair Value of Equity Awards ($)	970,073	298,460	(118,101)	(131,451)	(93,439)
Compensation Actually Paid ($)	1,563,716	595,800	534,199	248,227	193,201

(3)	The dollar amounts reported in this column represent the average of the amounts reported for our NEOs as a group (excluding Messrs. Fleming and Carmena) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Messrs. Fleming and Carmena) included for purposes of calculating the average amounts in each applicable year are as follows: for 2022, Messrs. McNeil and Morrison, and for 2021, Messrs. McNeil and Shawn M. Bowman.

(4)	The amounts reported in this column reflect our cumulative total shareholder return (“TSR”) as of December 31 of each year presented, assuming an initial fixed $100 investment on December 31, 2020. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2021 or 2022.

(5)	The dollar amounts reported represent the amount of net loss attributable to the Company’s shareholders as reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEO and former PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Loss during the two most recently completed fiscal years.

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Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO and former PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board is asking shareholders to ratify the appointment of Weaver and Tidwell, L.L.P. If our shareholders do not ratify the appointment of Weaver and Tidwell, L.L.P. at the Annual Meeting, the Board may consider other accounting firms for the fiscal year ending December 31, 2023. The Board will be under no obligation, however, to appoint a new independent registered public accounting firm. We expect that representatives of Weaver and Tidwell, L.L.P. will virtually attend the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the Annual Meeting.

MaloneBailey, LLP served as the Company’s independent registered public accounting firm from 2014 until September 8, 2021. On September 8, 2021, the audit committee approved the dismissal of MaloneBailey, LLP as the Company’s independent registered public accounting firm, effective as of September 8, 2021, and informed MaloneBailey of such dismissal.

The reports of MaloneBailey on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim period through September 8, 2021, (i) there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, LLP, would have caused MaloneBailey, LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such period, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except that the Company identified a material weakness in its internal control over financial reporting related to the small size of the Company and limited segregation of duties, which was described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Weaver and Tidwell, L.L.P. has served as the Company’s independent registered public accounting firm since September 8, 2021.

During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim period through September 8, 2021, neither the Company nor anyone acting on its behalf consulted with Weaver and Tidwell, L.L.P. regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Weaver and Tidwell, L.L.P. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Vote Required

Assuming the presence of a quorum, the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the vote of the holders of a majority of the shares entitled to vote that are actually voted for, against or expressly abstained on the proposal.

The Board recommends that you vote “FOR” the ratification of the selection of Weaver and Tidwell, L.L.P. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The audit committee assists the Board in its general oversight of the Company’s financial reporting processes. The audit committee charter describes in greater detail the full responsibilities of the audit committee. During each fiscal year, the audit committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the audit committee meets with management and independent registered public accountants to review and discuss annual audited financial statements and quarterly financial statements. The audit committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the audit committee meets separately with the independent registered public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the audit committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention, reviewing the scope of their audit services, approving audit and non-audit services and confirming the independence of the independent registered public accountants. Together with senior members of the Company’s financial management team, the audit committee reviews the overall audit scope and plans of the independent registered public accountants, the results of external audit examinations and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the audit committee reviews key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the audit committee continues to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent registered public accountants prior to their issuance. In its oversight role, the audit committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Weaver and Tidwell, L.L.P. is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The audit committee has reviewed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 1301, “Communication with audit committees,” including a discussion with management and the independent registered public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the audit committee reviewed and discussed with Weaver and Tidwell, L.L.P. matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Weaver and Tidwell, L.L.P. to the audit committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the audit committee concerning independence. The audit committee concluded that Weaver and Tidwell, L.L.P. is independent from the Company and its management. The audit committee has discussed with independent auditors all matters required to be discussed by the Public Company Accounting Oversight Board and the SEC.

Taking all these reviews and discussions into account, the audit committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2022, for filing with the SEC.

AUDIT COMMITTEE

Eric D. Tanzberger, Chairman
Robert A. DeSutter
Roszell Mack III
James W. Stuckert
Kenneth E. Thorpe

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The Audit Committee Report set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Fees to Independent Registered Public Accounting Firm

As discussed above, MaloneBailey, LLP served as our independent registered public accounting firm from 2014 until September 8, 2021. On September 8, 2021, the audit committee approved the engagement of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm, effective as of such date.

Audit Fees. We engaged MaloneBailey, LLP to conduct a review of quarterly financial statements for the first two fiscal quarters of 2021. Audit fees for services performed by MaloneBailey, LLP in 2021 were $103,000. The audit fees for 2021 also include fees of $22,000 paid to MaloneBailey, LLP in connection with our underwritten public offering for professional services including comfort letters, consents and review of documents filed with the SEC.

We engaged Weaver and Tidwell, L.L.P. to conduct an annual audit and review of quarterly financial statements for the third fiscal quarter and year ended December 31, 2021, and for the four fiscal quarters and year ended December 31, 2022. Audit fees for services performed by Weaver and Tidwell, L.L.P. in 2021 and 2022 were $179,667 and $238,960, respectively. The audit fees for 2022 also include fees of $14,420 paid to Weaver and Tidwell, L.L.P. in connection with professional services including comfort letters, consents and review of documents filed with the SEC.

Tax Fees. We engaged Haynie & Company as our accountants for tax-related services for the year ended December 31, 2021 and paid $38,488. We engaged Weaver and Tidwell, L.L.P. as our accountants for tax-related services for the year ended December 31, 2022 and paid $44,249.

All Other Fees. We paid no other fees to independent registered public accountants.

Pre-Approval Policies and Procedures

The Company’s audit committee is to pre-approve all audit, audit-related and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services and other services. The audit committee may also pre-approve particular services on a case-by-case basis. The independent registered public accountants are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accountants in accordance with such pre-approval. The audit committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Board at the next scheduled meeting of the Board.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under Section 14A of the Exchange Act, our shareholders are allowed to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the Company’s executive compensation. At our annual meeting of shareholders held on July 9, 2020, our shareholders voted to adopt the recommendation of our Board to include an advisory vote to approve executive compensation in our proxy materials every three years. It is anticipated that both the next advisory vote to approve executive compensation and the next advisory vote to determine the frequency of future advisory votes on executive compensation will be presented at our annual meeting of stockholders in 2026.

Because this is an advisory vote, this proposal is not binding upon the Company or our Board; however, the Board, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Board will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Executive Compensation,” we believe that the most effective compensation program is one that is designed to reward our executives for the achievement of our short-term and long-term strategic goals. When establishing total compensation for our named executive officers, our Board has the following objectives:

●	align our executive’s interest with that of our shareholders; and

●	provide our executives with reasonable and competitive compensation.

We are asking our shareholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders hereby approve, on an advisory basis, the compensation paid to the named executive officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K, including Executive Compensation, the compensation tables and the accompanying narrative discussion.”

Vote Required

Assuming the presence of a quorum, the approval, on an advisory basis, of the compensation of our named executive officers requires the vote of the holders of a majority of the shares entitled to vote that are actually voted for, against or expressly abstained on the proposal.

The Board of Directors recommends that you vote “FOR” the advisory vote to approve executive compensation.

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OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a shareholder proposal submitted for inclusion in our proxy statement for the 2024 annual meeting must be received by us at or before the close of business (5:00 p.m. local time) on December 26, 2023. Such proposal must be submitted to our corporate offices at 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102, Attn: Corporate Secretary. However, pursuant to Rule 14a-8, if the 2024 annual meeting is held on a date that is before May 2, 2024 or after July 1, 2024, then a shareholder proposal submitted for inclusion in our proxy statement for the 2024 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2024 annual meeting.

For the 2024 annual meeting, we will be required, pursuant to Rule 14a-19 under the Exchange Act, to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the Annual Meeting. For any such director nominee to be included on our proxy card for the 2024 annual meeting, notice must be received no later than April 2, 2024.

A copy of our 2022 Annual Report on Form 10-K is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Sanara MedTech Inc., Attention: Corporate Secretary, 1200 Summit Ave, Suite 414, Fort Worth, Texas 76102.

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Control Number:	Number of Shares:	Registered Shareholder:

SANARA MEDTECH INC.

1200 Summit Ave., Suite 414

Fort Worth, Texas 76102

PROXY

Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders, June 1, 2023

The undersigned hereby appoints Zachary B. Fleming and Michael D. McNeil, and each of them, as proxies with full power of substitution, to represent and to vote as set forth herein all the shares of the common stock of Sanara MedTech Inc. which the undersigned is entitled to vote at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) and any adjournment(s) or postponement(s) thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted: (i) “FOR” the election of the director nominees named below in Item 1, (ii) “FOR” the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 in Item 2, (iii) “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers in Item 3 and (iv) in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

The Board of Directors recommends that you vote FOR the following:

Item 1 To approve the election of eight directors to serve on the Company’s board of directors until the 2024 annual meeting of shareholders or until their successors are duly elected and qualified.

☐	FOR the election as a director of the eight nominees listed below.

NOMINEES:

01)	Ronald T. Nixon
02)	Robert A. DeSutter
03)	Roszell Mack III
04)	Eric D. Major
05)	Sara N. Ortwein
06)	Ann Beal Salamone
07)	James W. Stuckert
08)	Eric D. Tanzberger

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR the election as a director of the eight nominees listed above, except for the following nominees:

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), write their number(s) on the line above.

The Board of Directors recommends that you vote FOR the following:

Item 2 To approve the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

☐	FOR

☐	AGAINST

☐	ABSTAIN

The Board of Directors recommends that you vote FOR the following:

Item 3 To approve, on an advisory basis, the compensation of the Company’s named executive officers.

☐	FOR

☐	AGAINST

☐	ABSTAIN

In his or her discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated:	, 2023

Signature

Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

[SEE VOTING INSTRUCTIONS ON REVERSE SIDE]

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VOTING INSTRUCTIONS

Please sign, date and mail this Proxy Card promptly to the following address in the enclosed postage-paid envelope:

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, Texas 75093

Attention: Proxy Department

OR

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088.

OR

You my sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com.

OR

You may vote online through the Internet:

1.	Go to http://onlineproxyvote.com/SMTI/ at any time 24 hours a day.

2.	Login using the control number located in the top left-hand corner of this proxy card.

3.	Access the proxy voting link within that website to vote your proxy.

If you vote your proxy on the Internet, you do not need to mail back, fax or email your Proxy Card.

The Proxy Statement, the form of Proxy Card and the Company’s Annual Report to Shareholders are available at http://onlineproxyvote.com/SMTI/.

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